THIS DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.



                                    DEBENTURE


                        INNOVATIVE GAMING CORP OF AMERICA


                            6% Convertible Debenture


                               Due May ____, 2004


No.  001                                                             $__________

         This Debenture is issued by INNOVATIVE GAMING CORP OF AMERICA, a Minnesota corporation (the "Company"), to _____________ (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.

     Section 1.01 Principal and Interest.  For value received, on May ___, 2004,
                  ----------------------
the Company hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of ___________ Dollars (US $_________), together with interest on the unpaid principal of this Debenture at the rate of six percent (6%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the second
(2nd) year  anniversary from the date hereof or (b) converted in accordance with
Section 1.02 herein.

     Section 1.02 Optional Conversion. The Holder is entitled, at its option, to
                  -------------------
convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of
                                                          -----------------
the Company's common stock, par value $0.01 per share ("Common  Stock"),  at the
                                                        -------------
price per share (the "Conversion  Price") equal to either (a) an amount equal to
                      -----------------
one hundred twenty percent (120%) of the closing bid price of the Common Stock as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the "Closing Bid Price") as of the date hereof or (b) an amount equal to eighty
      -----------------
percent (80%) of the average of the three (3) lowest Closing Bid Prices of the Common Stock for the five (5) trading days immediately preceding the Conversion Date (as defined herein). Subparagraphs (a) and (b) above are individually referred to as a "Conversion Price". As used herein, "Principal Market" shall
                  -----------------                     -----------------
mean the Nasdaq SmallCap Market. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported Closing Bid Price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate
                              -----------
insertions (the "Conversion Notice"), to the Company at its address as set forth
                 -----------------
herein.  The date upon which the conversion  shall be effective (the "Conversion
                                                                      ----------
Date") shall be deemed to be the date set forth in the Conversion Notice.
----

     Section 1.03  Reservation  of Common  Stock.  The Company shall reserve and
                   -----------------------------
keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

     Section  1.04  Limitations  on  Conversion.  The Holder shall only have the
                    ---------------------------
right to convert the Debenture pursuant to Section 1.02 hereof, to the extent that the issuance of shares of Common Stock upon said conversion would result in the Holder being deemed the beneficial owner of 4.9% or less of the then outstanding shares of Common Stock.

     Section 1.05 Registration  Rights. The Company is obligated to register the
                  --------------------
resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "Investor Registration Rights
                                                  ------------------------------
Agreement").
---------

     Section 1.06 Interest Payments. The interest so payable will be paid at the
                  -----------------
time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Company, in its sole discretion, may elect to pay interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in
Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

     Section 1.07 Paying Agent and Registrar. Initially, the Company will act as
                  --------------------------
paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

     Section 1.08  Subordinated  Nature of  Debenture.  This  Debenture  and all
                   ----------------------------------
payments hereon, including principal or interest, shall be subordinate and junior in right of payment to all accounts payable of the Company incurred in the ordinary course of business and/or bank debt of the Company not to exceed $600,000.

                                  ARTICLE II.

     Section 2.01 Amendments and Waiver of Default. The Debenture may be amended
                  --------------------------------
with the consent of the Holder. Without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

                                  ARTICLE III.

     Section 3.01 Events of Default.  An Event of Default is defined as follows:
                  -----------------
(a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Securities Purchase Agreement dated the date hereof among the Company and the Buyers listed on Schedule I attached thereto (the "Securities Purchase
                                                           ---------------------
Agreement");  (c) failure by the Company's  transfer agent to issue Common Stock
---------
to the Holder within ten (10) business days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the Company for fifteen (15) days after notice to it to comply with any of its other agreements in this Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Securities Purchase Agreement or the Investor Registration Rights Agreement dated the date hereof among the Company and the Investors listed therein (the "Registration Rights Agreement"), which is
                                       -----------------------------
not cured by the Company within ten (10) days after receipt of written notice thereof.

     Section 3.02 Failure to Issue  Unrestricted  Common Stock.  As indicated in
                  --------------------------------------------
Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder accelerated full repayment of all debentures outstanding. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                  ARTICLE IV.

     Section 4.01 Rights and Terms of Conversion. This Debenture, in whole or in
                  ------------------------------
part, may be converted at any time following the date of closing, into shares of Common Stock at a price equal to the Conversion Price as described in Section
1.02 above.

     Section 4.02 Re-issuance of Debenture.  When the Holder elects to convert a
                  ------------------------
part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

     Section 4.03  Termination  of  Conversion  Rights.  The  Holder's  right to
                   -----------------------------------
convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the second (2nd) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

     Section  4.04  Listing   Qualifications  of  the  National  Association  of
                    ------------------------------------------------------------
Securities  Dealers,  Inc. Market Place Rules.  Notwithstanding  anything to the
---------------------------------------------
contrary stated herein, if an event occurs or circumstances exist that, assuming issuance of the full number of shares of Common Stock issuable upon conversion of this Debenture (in whole or in part) in accordance with Section 1.02 hereof, would result in a violation of the Listing Qualifications of the National Association of Securities Dealers, Inc., Market Place Rules (or any similar applicable section), then upon receipt of a Conversion Notice, the Company shall not issue any shares of Common Stock that would result in such a violation and shall:

          (1) Promptly issue the maximum number of shares of Common Stock allowable without resulting in such violation;

          (2) Promptly take all action necessary in accordance with applicable law and the Company's certificate of incorporation and bylaws to hold and convene a meeting of the Company's shareholders (but not later than forty-five
(45) days after the date of receipt of the Conversion Notice) and the Company and its Board of Directors shall not postpone or adjourn such meeting, and the Company and its Board of Directors shall take all other actions necessary or advisable, to secure the vote or consent of the shareholders to approve the issuance in full of the shares of Common Stock issuable upon conversion of this Debenture;

          (3) If necessary shareholder approval or consent has been received, promptly issue the remaining shares issuable under the Conversion Notice (the "Nasdaq SmallCap Excess Shares"); and

          (4) If necessary shareholder approval or consent has not been received and the meeting described in subsection (2) above has been convened, promptly to pay to the Holder in cash the amount equal to (A) the Nasdaq SmallCap Excess Shares multiplied by (B) the Conversion Price on the date of receipt of the Conversion Notice.

     In addition to the limitations set forth above, this Debenture may not be converted into more than 9.9% of the Company's outstanding shares of capital stock until the Company has (i) filed with Nasdaq, Inc. an application to list the additional shares of common stock that will be issued upon conversion of the Convertible Debentures purchased in the Second Tranche, which application shall have been accepted and approved by the Nasdaq, Inc., and (ii) obtained shareholder approval for the issuance of all Convertible Debentures to be issued hereunder in accordance with the Listing Qualifications of the National Association of Securities Dealers, Inc., Market Place Rules (or any similar applicable section). ARTICLE V.

     Section 5.01 Anti-dilution. In the event that the Company shall at any time
                  -------------
subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

     Section 5.02 Consent of Holder to Sell Common Stock.  Except for the Equity
                  --------------------------------------
Line of Credit Agreement dated the date hereof between the Company and Cornell Capital Partners, LP. so long as any of the principal of or interest on this Note remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock without consideration or for a consideration per share less than its bid price determined immediately prior to its issuance, (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, or (iii) file any registration statement on Form S-8.

                                  ARTICLE VI.

     Section 6.01 Notice.  Notices regarding this Debenture shall be sent to the
                  ------
parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

             If to the Company, to:    Innovative Gaming Corp of America
                                       333 Orville Wright Court
                                       Las Vegas, NV 89119
                                       Attention:        Laus M. Abdo
                                                         President and CFO
                                       Telephone:        (702) 614-7199
                                       Facsimile:        (702) 614-7114

             With a copy to:           Kirkpatrick & Lockhart LLP
                                       201 South Biscayne Boulevard - Suite 2000
                                       Miami, FL  33131-2399
                                       Attention:        Clayton E. Parker, Esq.
                                       Telephone:        (305) 539-3300
                                       Facsimile:        (305) 358-7095

             With a copy to:            Maslon Edelman Borman & Brand, LLP
                                        3300 Wells Fargo Center
                                        Minneapolis, MN  55402
                                        Attention:        Douglas T. Holod
                                        Telephone:        (612) 672-8313
                                        Facsimile:        (612) 672-8397

             If to the Holder:





             With a copy to:            Butler Gonzalez LLP
                                        1000 Stuyvesant Avenue - Suite 6
                                        Union, NJ 07083
                                        Attention:        David Gonzalez, Esq.
                                        Telephone:        (908) 810-8588
                                        Facsimile:        (908) 810-0973

     Section 6.02 Governing Law. This Debenture shall be deemed to be made under
                  -------------
and shall be construed in accordance with the laws of the State of Minnesota without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

     Section 6.03 Severability.  The invalidity of any of the provisions of this
                  ------------
Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

     Section 6.04 Entire Agreement and Amendments. This Debenture represents the
                  -------------------------------
entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

     Section  6.05  Counterparts.  This  Debenture  may be  executed in multiple
                    ------------
counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

         IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                            INNOVATIVE GAMING CORP OF AMERICA

                                            By:  _______________________
                                            Name:    Laus M. Abdo
                                            Title:   President and CFO

                                   EXHIBIT "A"
                                   -----------
                         TO TRANSFER AGENT INSTRUCTIONS
                         ------------------------------

                            FORM OF CONVERSION NOTICE


Reference is made to the Securities Purchase Agreement (the "Securities Purchase Agreement") between Innovative Gaming Corp of America (the "Company"), and Buyer(s) listed therein, dated May ___, 2002. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company for the amount indicated below as of the date specified below.


    Conversion Date:
                               -------------------------------------------------

    Amount to be converted:    $
                                ------------------------------------------------

    Amount of Debenture unconverted:   $
                                        ----------------------------------------

    Conversion Price per share:        $
                                        ----------------------------------------

    Number of shares of Common Stock to be issued:


Please issue the shares of Common Stock in the following name and to the following address:

         Issue to:
                  --------------------------------------------------------------
         Authorized Signature:
                    ------------------------------------------------------------
         Name:
                    ------------------------------------------------------------
         Title:
                    ------------------------------------------------------------
         Phone #:
                           -----------------------------------------------------
         Broker DTC Participant Code:
                                      ------------------------------------------
         Account Number*:
                          ------------------------------------------------------



*    Note that receiving broker must initiate transaction on DWAC System.